Exhibit 99.2


RICHARD W. HAVEL, ESQ. (CAL. BAR NO. 52922)
THOMAS P. HANRAHAN, ESQ. (CAL. BAR NO. 110609)
GUY S. NEAL, ESQ. (D.C. BAR. NO. 441748)
SIDLEY AUSTIN BROWN & WOOD LLP
555 WEST FIFTH STREET, SUITE 4000
LOS ANGELES, CALIFORNIA 90013
TELEPHONE:  (213) 896-6000
FACSIMILE:  (213) 896-6600
RHAVEL@SIDLEY.COM
GNEAL@SIDLEY.COM

SIMON KLEVANSKY (HAWAII BAR NO. 3217)
ALIKA L. PIPER (HAWAII BAR NO. 6949)
GELBER, GELBER, INGERSOLL & KLEVANSKY, A LAW CORPORATION
745 FORT STREET, SUITE 1400
HONOLULU, HAWAII 96813
TELEPHONE:  (808) 524-0155
FACSIMILE:  (808) 531-6963
SKLEVANSKY@GGIK.COM
APIPER@GGIK.COM

ATTORNEYS FOR HAWAIIAN HOLDINGS, INC.

                         UNITED STATES DISTRICT COURT
                           HAWAII DISTRICT OF HAWAII

In re                             )    Case No.03-00817
                                  )    Chapter 11
HAWAIIAN AIRLINES, INC.,          )
a Hawaii corporation              )    Adv. No. 03-90061
                                  )
                Debtor.           )    ANSWER AND AFFIRMATIVE
                                  )    DEFENSES OF DEFENDANT
                                  )    HAWAIIAN HOLDINGS, INC.
                                  )
                                  )

------------------------------------------------
JOSHUA GOTBAUM, et al.                           )
                                                 )
           Plaintiff,                            )
                                                 )
     vs.                                         )
                                                 )
JOHN W. ADAMS; et al.                            )
                                                 )
           Defendants.                           )
                                                 )
------------------------------------------------


                  ANSWER OF DEFENDANT HAWAIIAN HOLDINGS, INC.

          Defendant Hawaiian Holdings, Inc. ("Holdings"), answers the Complaint as follows:

                       RESPONSE TO PLAINTIFF'S "SUMMARY"

     1. The allegations in this paragraph do not refer to Holdings or the claims made against Holdings. To whatever extent these allegations are intended to apply to Holdings, they are denied.

     2. The allegations in this paragraph do not refer to Holdings or the claims made against Holdings. To whatever extent these allegations are intended to apply to Holdings, they are denied.

     3. The allegations in this paragraph do not refer to Holdings or the claims made against Holdings. To whatever extent these allegations are intended to apply to Holdings, they are denied.

                            JURISDICTION AND VENUE

     4. Holdings does not contest the allegations contained in Paragraph 4 of the Complaint, but recognizes that a motion challenging the Court's jurisdiction has been filed by certain of the defendants.


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     5. Holdings admits the allegations contained in Paragraph 5 of the
Complaint.

                                    PARTIES

     6. Holdings admits the allegations contained in Paragraph 6 of the Complaint.

     7. The allegations in this paragraph refer to other parties and do not require any response from Holdings.

     8. The allegations in this paragraph refer to other parties and do not require any response from Holdings.

     9. The allegations in this paragraph refer to other parties and do not require any response from Holdings.

     10. Holdings denies the allegation that Mr. Adams and/or AIP "control Hawaiian Holdings' Board" and admits the remaining allegations contained in Paragraph 10 of the Complaint.

                              FACTUAL BACKGROUND

     11. The allegations in this paragraph do not refer to Holdings or the claims made against Holdings. To whatever extent these allegations are intended to apply to Holdings, they are denied.

     12. The allegations in this paragraph do not refer to Holdings or the claims made against Holdings. To whatever extent these allegations are intended to apply to Holdings, they are denied.

     13. The allegations in this paragraph do not refer to Holdings or the claims made against Holdings. To whatever extent these allegations are intended to apply to Holdings, they are denied.

     14. The allegations in this paragraph do not refer to Holdings or the claims made against Holdings. To whatever extent these allegations are intended to apply to Holdings, they are denied.


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


     15. The allegations in this paragraph do not refer to Holdings or the claims made against Holdings. To whatever extent these allegations are intended to apply to Holdings, they are denied.

     16. The allegations in this paragraph do not refer to Holdings or the claims made against Holdings. To whatever extent these allegations are intended to apply to Holdings, they are denied.

     17. The allegations in this paragraph do not refer to Holdings or the claims made against Holdings. To whatever extent these allegations are intended to apply to Holdings, they are denied.

     18. The allegations in this paragraph do not refer to Holdings or the claims made against Holdings. To whatever extent these allegations are intended to apply to Holdings, they are denied.

     19. The allegations in this paragraph do not refer to Holdings or the claims made against Holdings. To whatever extent these allegations are intended to apply to Holdings, they are denied.

     20. The allegations in this paragraph do not refer to Holdings or the claims made against Holdings. To whatever extent these allegations are intended to apply to Holdings, they are denied.

     21. The allegations in this paragraph do not refer to Holdings or the claims made against Holdings. To whatever extent these allegations are intended to apply to Holdings, they are denied.

     22. The allegations in this paragraph do not refer to Holdings or the claims made against Holdings. To whatever extent these allegations are intended to apply to Holdings, they are denied.

     23. The allegations in this paragraph do not refer to Holdings or the claims made against Holdings. To whatever extent these allegations are intended to apply to Holdings, they are denied.


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

     24. The allegations in this paragraph do not refer to Holdings or the claims made against Holdings. To whatever extent these allegations are intended to apply to Holdings, they are denied.

     25. The allegations in this paragraph do not refer to Holdings or the claims made against Holdings. To whatever extent these allegations are intended to apply to Holdings, they are denied.

     26. The allegations in this paragraph do not refer to Holdings or the claims made against Holdings. To whatever extent these allegations are intended to apply to Holdings, they are denied.

     27. The allegations in this paragraph do not refer to Holdings or the claims made against Holdings. To whatever extent these allegations are intended to apply to Holdings, they are denied.

     28. The allegations in this paragraph do not refer to Holdings or the claims made against Holdings. To whatever extent these allegations are intended to apply to Holdings, they are denied.

     29. The allegations in this paragraph do not refer to Holdings or the claims made against Holdings. To whatever extent these allegations are intended to apply to Holdings, they are denied.

     30. The allegations in this paragraph do not refer to Holdings or the claims made against Holdings. To whatever extent these allegations are intended to apply to Holdings, they are denied.

     31. The allegations in this paragraph do not refer to Holdings or the claims made against Holdings. To whatever extent these allegations are intended to apply to Holdings, they are denied.

     32. The allegations in this paragraph do not refer to Holdings or the claims made against Holdings. To whatever extent these allegations are intended to apply to Holdings, they are denied.


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


     33. The allegations in this paragraph do not refer to Holdings or the claims made against Holdings. To whatever extent these allegations are intended to apply to Holdings, they are denied.

     34. The allegations in this paragraph do not refer to Holdings or the claims made against Holdings. To whatever extent these allegations are intended to apply to Holdings, they are denied.

     35. The allegations in this paragraph do not refer to Holdings or the claims made against Holdings. To whatever extent these allegations are intended to apply to Holdings, they are denied.

     36. The allegations in this paragraph do not refer to Holdings or the claims made against Holdings. To whatever extent these allegations are intended to apply to Holdings, they are denied.

     37. The allegations in this paragraph do not refer to Holdings or the claims made against Holdings. To whatever extent these allegations are intended to apply to Holdings, they are denied.

     38. The allegations in this paragraph do not refer to Holdings or the claims made against Holdings. To whatever extent these allegations are intended to apply to Holdings, they are denied.

     39. The allegations in this paragraph do not refer to Holdings or the claims made against Holdings. To whatever extent these allegations are intended to apply to Holdings, they are denied.

     40. The allegations in this paragraph do not refer to Holdings or the claims made against Holdings. To whatever extent these allegations are intended to apply to Holdings, they are denied.

     41. The allegations in this paragraph do not refer to Holdings or the claims made against Holdings. To whatever extent these allegations are intended to apply to Holdings, they are denied.


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


     42. The allegations in this paragraph do not refer to Holdings or the claims made against Holdings. To whatever extent these allegations are intended to apply to Holdings, they are denied.

     43. The allegations in this paragraph do not refer to Holdings or the claims made against Holdings. To whatever extent these allegations are intended to apply to Holdings, they are denied.

     44. The allegations in this paragraph do not refer to Holdings or the claims made against Holdings. To whatever extent these allegations are intended to apply to Holdings, they are denied.

     45. Holdings admits that "[d]uring the April 26, 2002 board meeting, the Board also approved a proposed reorganization, subject to shareholder approval, whereby Hawaiian would become an indirect wholly-owned subsidiary of a newly formed publicly-held Delaware corporation, Hawaiian Holdings, and shareholders of Hawaiian would exchange their shares for Hawaiian Holdings' shares on a one-for-one basis." Holdings admits that it entered into agreements with "AIP LLC." Holdings denies that Adams "control[led]" Holdings' Board. Holdings lacks information or knowledge to admit or deny the remaining allegations in Paragraph 45 of the Complaint.

     46. Holdings admits that "[t]he reorganization became effective on August 29, 2002. Because Hawaiian Holdings had no business operations of its own and no assets other than its ownership of Hawaiian stock, it relied on payments from Hawaiian to meet its obligations, including those relating to the maintenance of its stock listing." Holdings denies the remaining allegations of Paragraph 46.

     47. Holdings admits that the accounting staff of Hawaiian Airlines, Inc. ("Hawaiian") caused $500,000 to be transferred to a bank account in Holdings' name. Holdings denies the remaining allegations of Paragraph 47.


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


     48. Holdings admits that on March 21, 2003, Hawaiian filed for bankruptcy protection. Holdings lacks information or knowledge to admit or deny the remaining allegations in Paragraph 48 of the Complaint.

     49. Holdings admits that within days of Hawaiian's March 21, 2003 bankruptcy filing, Boeing filed a motion to appoint a trustee. Holdings lacks information or knowledge to admit or deny the remaining allegations in Paragraph 49 of the Complaint.

     50. Holdings admits that on May 16, 2003, the Bankruptcy Court issued an Order granting Boeing's motion to appoint a trustee pursuant to 11 U.S.C. ss.l 104(a). Holdings lacks information or knowledge to admit or deny the remaining allegations in Paragraph 50 of the Complaint.

                             FIRST CAUSE OF ACTION

     51. - 55. This cause of action is not alleged against Holdings. Accordingly, Holdings need not respond to these allegations, Holdings lacks information or knowledge to admit or deny these allegations, and Holdings therefore denies generally and specifically each such allegation.

                            SECOND CAUSE OF ACTION

     56- 59. This cause of action is not alleged against Holdings. Accordingly, Holdings need not respond to these allegations, Holdings lacks information or knowledge to admit or deny these allegations, and Holdings therefore denies generally and specifically each such allegation.

                             THIRD CAUSE OF ACTION

     60 - 65. This cause of action is not alleged against Holdings. Accordingly, Holdings need not respond to these allegations, Holdings lacks information or knowledge to admit or deny these allegations, and Holdings therefore denies generally and specifically each such allegation.


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


                            FOURTH CAUSE OF ACTION

     66. - 70. This cause of action is not alleged against Holdings. Accordingly, Holdings need not respond to these allegations, Holdings lacks information or knowledge to admit or deny these allegations, and Holdings therefore denies generally and specifically each such allegation.

                             FIFTH CAUSE OF ACTION

     71. - 74. This cause of action is not alleged against Holdings. Accordingly, Holdings need not respond to these allegations, Holdings lacks information or knowledge to admit or deny these allegations, and Holdings therefore denies generally and specifically each such allegation.

                             SIXTH CAUSE OF ACTION

     75. - 80. This cause of action is not alleged against Holdings. Accordingly, Holdings need not respond to these allegations, Holdings lacks information or knowledge to admit or deny these allegations, and Holdings therefore denies generally and specifically each such allegation.

                            SEVENTH CAUSE OF ACTION

     81. - 86. This cause of action is not alleged against Holdings. Accordingly, Holdings need not respond to these allegations, Holdings lacks information or knowledge to admit or deny these allegations, and Holdings therefore denies generally and specifically each such allegation.

                            EIGHTH CAUSE OF ACTION

     87. Holdings realleges and incorporates by this reference its response to the allegations contained in paragraphs 1-50 as though fully set forth herein.

     88. Holdings admits that plaintiff purports to bring this action against Holdings. Holdings denies all remaining allegations contained in Paragraph 88.

     89. Holdings denies generally and specifically each and all of the allegations contained in Paragraph 89 of the Complaint.


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


     90. Holdings denies generally and specifically each and all of the allegations contained in Paragraph 90 of the Complaint.

     91. Holdings denies generally and specifically each and all of the allegations contained in Paragraph 91 of the Complaint.

                             NINTH CAUSE OF ACTION

     92. Holdings realleges and incorporates by this reference its response to the allegations contained in paragraphs 1-50 as though fully set forth herein.

     93. Holdings admits that plaintiff purports to bring this action against Holdings. Holdings denies all remaining allegations contained in Paragraph 93.

     94. Holdings denies generally and specifically each and all of the allegations contained in Paragraph 94 of the Complaint.

     95. Holdings denies generally and specifically each and all of the allegations contained in Paragraph 95 of the Complaint.

                             TENTH CAUSE OF ACTION

     96. Holdings realleges and incorporates by this reference its response to the allegations contained in paragraphs 1-50 as though fully set forth herein.

     97. Holdings admits that plaintiff purports to bring this action against Holdings. Holdings denies all remaining allegations contained in Paragraph 97.

     98. Holdings denies generally and specifically each and all of the allegations contained in Paragraph 98 of the Complaint.

     99. Holdings denies generally and specifically each and all of the allegations contained in Paragraph 99 of the Complaint.

     100. Holdings denies generally and specifically each and all of the allegations contained in Paragraph 100 of the Complaint.

     101. Holdings denies generally and specifically each and all of the allegations contained in Paragraph 101 of the Complaint.


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


                           ELEVENTH CAUSE OF ACTION

     102. Holdings realleges and incorporates by this reference its response to the allegations contained in paragraphs 1-50 as though fully set forth herein.

     103. Holdings admits that plaintiff purports to bring this action against Holdings. Holdings denies all remaining allegations contained in Paragraph 103.

     104. Holdings denies generally and specifically each and all of the allegations contained in Paragraph 104 of the Complaint.

     105. Holdings admits that the accounting staff of Hawaiian caused $500,000 to be transferred to a bank account in Holdings' name. Holdings denies the remaining allegations of Paragraph 105.

     106. Holdings denies generally and specifically each and all of the allegations contained in Paragraph 106 of the Complaint.

                            TWELFTH CAUSE OF ACTION

     107. - 111. This cause of action is not alleged against Holdings. Accordingly, Holdings need not respond to these allegations, Holdings lacks information or knowledge to admit or deny these allegations, and Holdings therefore denies generally and specifically each such allegation.

                          THIRTEENTH CAUSE OF ACTION

     112. - 116. This cause of action is not alleged against Holdings. Accordingly, Holdings need not respond to these allegations, Holdings lacks information or knowledge to admit or deny these allegations, and Holdings therefore denies generally and specifically each such allegation.

                          FOURTEENTH CAUSE OF ACTION

     117. - 121. This cause of action is not alleged against Holdings. Accordingly, Holdings need not respond to these allegations, Holdings lacks information or knowledge to admit or deny these allegations, and Holdings therefore denies generally and specifically each such allegation.


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


                           FIFTEENTH CAUSE OF ACTION

     122. - 126. This cause of action is not alleged against Holdings. Accordingly, Holdings need not respond to these allegations, Holdings lacks information or knowledge to admit or deny these allegations, and Holdings therefore denies generally and specifically each such allegation.

                           SIXTEENTH CAUSE OF ACTION

     127. Holdings realleges and incorporates by this reference its response to the allegations contained in paragraphs 1-50 as though fully set forth herein.

     128. Holdings admits that plaintiff purports to bring this action against Holdings. Holdings denies all remaining allegations contained in Paragraph 128.

     129. Holdings denies generally and specifically each and all of the allegations contained in Paragraph 129 of the Complaint.

                             AFFIRMATIVE DEFENSES

     As and for its affirmative defenses to the claims alleged in the Complaint, Holdings states that:

                           FIRST AFFIRMATIVE DEFENSE

     1. The Complaint and each claim in the Complaint alleged against Holdings fails in whole or in part to state claims upon which relief can be granted.

                          SECOND AFFIRMATIVE DEFENSE

     2. The Complaint and each claim in the Complaint alleged against Holdings is barred because the Bankruptcy Court lacks subject matter jurisdiction over some or all of the Plaintiff's claims.

                           THIRD AFFIRMATIVE DEFENSE

     3. The Complaint and each claim in the Complaint alleged against Holdings is barred because not all of the claims in the Complaint are core claims.


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


                          FOURTH AFFIRMATIVE DEFENSE

     4. The Complaint and each claim in the Complaint alleged against Holdings is barred because at all times Holdings acted in good faith and without knowledge of the voidability of the transfer sought to be avoided.

                           FIFTH AFFIRMATIVE DEFENSE

     5. The Complaint and each claim in the Complaint alleged against Holdings fails to the extent that it seeks consequential and other damages that are not recoverable as a matter of law and fact.

                           SIXTH AFFIRMATIVE DEFENSE

     6. The Complaint and each claim in the Complaint alleged against Holdings is barred, in whole or in part, by the equitable defenses of waiver, laches, unclean hands and/or estoppel.

                          SEVENTH AFFIRMATIVE DEFENSE

     7. The Complaint and each claim in the Complaint alleged against Holdings is barred because Hawaiian participated in and/or approved of the transactions and other conduct set forth in the Complaint.

                          EIGHTH AFFIRMATIVE DEFENSE

     8. The Complaint and each claim in the Complaint alleged against Holdings is barred because the conduct complained of was caused by Hawaiian and/or others whose conduct is not attributable to Holdings.

     9. Holdings reserves the right to assert other affirmative defenses as discovery proceeds.

     WHEREFORE, Holdings prays for judgment denying plaintiff's request for relief, dismissing plaintiff's lawsuit in its entirety with prejudice, assessing costs and attorneys fees against plaintiff, and awarding Holdings such other and further relief as this Court may deem to be just and proper.


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


DATED: February __, 2004            SIDLEY AUSTIN BROWN & WOOD LLP


                                    By:

                                    --------------------------------------
                                          Richard W. Havel
                                          Thomas P. Hanrahan
                                          Guy S. Neal
                                    Attorneys for Hawaiian Holdings, Inc.

DATED: February __, 2004            GELBER, GELBER, INGERSOLL & KLEVANSKY


                                    By:

                                    --------------------------------------
                                          Simon Klevansky
                                    Attorneys for Hawaiian Holdings, Inc.


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